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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 27, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-10702                34-1531521
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  (State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut     06880
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               (Address of Principal Executive Offices)           (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.  Other Events.

     Terex Corporation issued a press release on September 27, 2005, announcing that it will participate in the Credit Suisse First Boston Global Mining Equipment Conference at the CSFB Conference Center Auditorium located at One Madison Avenue in New York, New York on Thursday, September 29, 2005. A live webcast of this presentation can be accessed on Thursday, September 29, 2005 at 1:15 PM (EDT) on the Terex Corporation website, www.terex.com, under the Investors section. Additionally, a slide presentation from the conference will be available beginning on September 29, 2005 at the Terex website under the Investors section.

     A copy of this press release is included as Exhibit 99.1 to this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

     99.1 Press release of Terex Corporation issued on September 27, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 27, 2005


                                          TEREX CORPORATION


                                          By:  /s/ Jeffrey A. Gershowitz
                                               Jeffrey A. Gershowitz
                                               Vice President